                                                                   EXHIBIT 10.12


                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of
                                                      ---------
October 31, 1995, is entered into by and among MEASUREX CORPORATION (the

"Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for
--------
itself and the Banks (the "Agent"), and the several financial institutions party
                           -----
to the Credit Agreement (collectively, the "Banks").

                                 RECITALS
                                 --------

          A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of February 10, 1995, as amended by that First Amendment to Credit Agreement dated as of June 21, 1995 (the "Credit Agreement") pursuant to which
                                          ----------------
the Agent and the Banks have extended certain credit facilities to the Company and its Subsidiaries.

          B. The Company proposes to (1) enter into a receivables financing program with BA Credit Corporation, an affiliate of the Agent and (2) acquire all of the outstanding common stock of DMC (as defined below).

          C. The Company has requested that the Banks consent to amendment of the Credit Agreement in connection with such receivables financing program and acquisition and certain other amendments of the Credit Agreement.

          D. The Banks are willing to make certain amendments to the Credit Agreement, subject to the terms and conditions of this Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, capitalized terms
              -------------
used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.  Amendments to Credit Agreement.
              ------------------------------

             (a) The following definitions shall be added to Section 1.01 of the Credit Agreement:

             "DMC" means Data Measurement Corporation, a Delaware corporation.
              ---

          "Receivables Finance Program" means that certain revolving receivables
           ---------------------------
finance program between the Company and BA Credit Corporation pursuant to which the Company shall finance certain of its lease receivables through an assignment of such lease receivables, all collateral related thereto and proceeds thereof to BA Credit Corporation or its assignee.

          "Reverse Triangular Merger" has the meaning specified in subsection
           -------------------------
7.03(d).

          (b) The definition of "Acquisition" in Section 1.01 of the Credit Agreement shall be amended by adding the following language at the end thereof:
"unless such transaction is a Reverse Triangular Merger."

          (c) Section 7.01 of the Credit Agreement shall be amended by replacing the "." appearing at the end of clause (p) thereof with ";" and adding new clauses (q) and (r) at the end thereof which shall read in their entirety as follows:

          "(q)  Liens on Margin Stock consisting of common stock of DMC; and

          (r) Liens incurred in connection with the Receivables Finance Program, including without limitation, Liens on lease receivables, the underlying equipment and all collateral related thereto, all money due and to become due with respect to the foregoing and all proceeds thereof."

     (d) Section 7.02 of the Credit Agreement shall be amended by deleting the word "and" appearing at the end of clause (g) thereof, replacing the "." appearing at the end of clause (h) thereof with "; and" and adding a new clause
(i) at the end thereof which shall read in its entirety as follows:

          "(i)  dispositions of Margin Stock consisting of common stock of DMC."

     (e) Section 7.03 of the Credit Agreement shall be amended by (1) deleting the word "and" appearing at the end of clause (b) thereof, (2) adding the parenthetical "(including in connection with an Acquisition permitted hereunder)" after the word "entity" appearing in the first line of clause (c) thereof and replacing the "." appearing at the end of clause (c) thereof with "; and" and (3) adding a new clause (d) at the end thereof which shall read in its entirety as follows:

          "(d) any Subsidiary may merge with (i) DMC or (ii) any other Person in connection with an Acquisition of 100% of the capital stock, partnership interests or equity of any Person (a "Reverse Triangular Merger")."

     (f) Section 7.05 of the Credit Agreement shall be amended by deleting the word "and" appearing at the end of clause (f) thereof, replacing the "." appearing at the end of clause (g) thereof with "; and" and adding a new clause
(h) at the end thereof which shall read in its entirety as follows:


          "(h) Indebtedness of corporations which become Subsidiaries after the date of this Agreement, provided, however, that such Indebtedness existed at the
                        --------  -------
time the respective corporations became Subsidiaries and were not created in anticipation thereof."

     (g) Section 7.07 of the Credit Agreement shall be amended by adding the following language on the third line thereof after the words "Schedule 7.05":
                                                              -------------
"and except in connection with the acquisition of the common stock of DMC".

     (h) Section 7.08 of the Credit Agreement shall be amended by deleting the word "and" appearing at the end of clause (e) thereof, replacing the "." appearing at the end of clause (f) thereof with "; and" and adding a new clause
(g) at the end thereof which shall read in its entirety as follows:

          "(g) Contingent Obligations incurred in connection with the Receivables Finance Program in an aggregate amount not to exceed $15,000,000 at any time outstanding."

     (i) Section 7.16 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

     "7.16  Tangible Net Worth.  At the end of each fiscal quarter of the
            ------------------
Company, the Company shall not permit on a consolidated basis the Tangible Net Worth for the Company to be less than the sum of (a) $137,000,000, plus (b) 75%
                                                                   ----
of quarterly net income for the Company for each fiscal quarter ending subsequent to the fiscal quarter ended March 5, 1995 through the first fiscal quarter of 1996, with no reduction for net losses, and 65% of quarterly net income for the Company for each fiscal quarter ending subsequent to the first fiscal quarter of 1996, with no reduction for net losses, provided, however,
                                                          --------  -------
that if at the end of any fiscal quarter of the Company ending subsequent to the first fiscal quarter of 1996, the Company's fiscal quarter end financial statements indicate that the Company's Quick Ratio is greater than 1.10 to 1.00 and the Company's Leverage Ratio is less than 1.00 to 1.00, then commencing upon receipt by the Agent of such financial statements and continuing until the Agent receives any subsequent financial statements indicating that either such ratio is not met, 50% of quarterly net income for the Company, with no reduction for net losses, shall be the applicable amount pursuant to this clause (b) of this Section 7.16, minus (c) 90% of the net purchase price paid by the Company for repurchases of
-----
its outstanding shares of common stock from HIHC, Inc. subsequent to June 1, 1995 and through July 15, 1995, provided, however, that the amount subtracted
                                --------  -------
pursuant to this clause (c) shall not exceed a total amount of $50,000,000, minus (d) 80% of the total goodwill generated by the Company's purchase of DMC,
-----
provided, however, that the amount subtracted pursuant to this clause (d) shall
--------  -------
not exceed a total of $20,000,000, plus (e) the sum of (1) 100% of the net
                                   ----
proceeds for any capital stock issued by the Company after the fiscal quarter ended March 5, 1995 less (2) 100% of the net purchase price paid by the Company after the fiscal quarter ended March 5, 1995 for repurchases of its outstanding shares of common stock (other than repurchases pursuant to clause (c) of this
Section 7.16) pursuant to the Company's stock option and employee stock option plans, provided, however, that if the amount determined pursuant to clause (2)
       --------  -------
of this clause (e) exceeds the amount under clause (1) of this clause (e) and such excess is greater than $5,000,000, then for purposes of this calculation, $5,000,000 shall be subtracted from the sum of clauses (a), (b), (c) and (d) of this Section 7.16; and provided, further, that the aggregate amount subtracted
                       --------  -------
from the sum of clauses (a), (b), (c) and (d) for any calendar year shall be limited to $5,000,000."

     (j) Schedule 2 to Exhibit C to the Credit Agreement is hereby amended by replacing Paragraph 2 therein with the Paragraph 2 attached hereto as Annex II, which Paragraph 2 shall, for all purposes of the Credit Agreement, amend and restate and replace in its entirety Paragraph 2 of Schedule 2 attached to Exhibit C to the Credit Agreement.

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          (a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to, or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of the date
         --------------
specified in the first paragraph hereof (the "Effective Date"), provided that
                                              --------------    --------
each of the following conditions precedent is satisfied:

          (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached as Annex I hereto (the "Consent").
                                                     -------

          (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and the Consent.

          (c) All representations and warranties contained herein are true and correct as of the Effective Date.

     5.  Miscellaneous.
         -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto either in the form of an executed hard copy original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy original was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

               [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.



                             MEASUREX CORPORATION

                             By: ______________________
                             Title: ___________________


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Agent

                             By: _________________________
                             Title: ______________________


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as a Bank


                             By: _________________________
                             Title: ______________________


                             ABN AMRO BANK


                             By: _________________________
                             Title: ______________________


                             By: _________________________
                             Title: ______________________


                             THE BANK OF NEW YORK


                             By: _________________________
                             Title: ______________________

                                    Annex I
                                    -------

                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT
                               ------------------------



The undersigned, the guarantor under that certain Continuing Guaranty (Multicurrency) dated February 10, 1995 (the "Guaranty"), with respect to the Borrowers' obligations to the Agent and the Banks under the Credit Agreement, hereby reaffirms and agrees that the Guaranty is in full force and effect, without defense, offset or counterclaim, and applies to the Credit Agreement as amended by that Second Amendment to Credit Agreement dated as of October 31, 1995. (Capitalized terms used herein have the meanings specified in the Guaranty.)


                              MEASUREX CORPORATION


Dated: _____________          By:____________________________

                              Title: ________________________

                                    Annex II
                                    --------

                                    Actual    Required/Permitted
2.  Section 7.16 Minimum Tangible
    -----------------------------
    Net Worth.
    ---------

    Tangible Net Worth          =             Not to be less than the sum of:

                                              A.  $137,000,000

                                                  plus
                                                  ----

                                              B.  75% of quarterly net income,
                                                  commencing with the fiscal
                                                  quarter ending subsequent to
                                                  the 3/5/95 quarter (not
                                                  reduced by any quarterly loss)
                                                  through the first fiscal
                                                  quarter of 1996 and 65% of
                                                  quarterly net income (not
                                                  reduced by any quarterly loss)
                                                  commencing with the second
                                                  fiscal quarter of 1996, except
                                                  that commencing with the
                                                  second fiscal quarter of 1996
                                                  and for so long as the
                                                  Company's Quick Ratio is
                                                  greater than 1.10 to 1.00 and
                                                  the Leverage Ratio is less
                                                  than 1.00 to 100, then 50% of
                                                  quarterly net income (not
                                                  reduced by any quarterly loss)
                                                  $__________

                                                  minus
                                                  -----

                                              C.  90% of net purchase price for
                                                  repurchases of Company's
                                                  outstanding shares of common
                                                  stock from HIHC, Inc.
                                                  subsequent to 6/1/95 and
                                                  through 7/15/95; provided that
                                                  amount subtracted pursuant to
                                                  this clause C shall not exceed
                                                  a total amount of $50,000,000

                                                  minus
                                                  -----
                                              D.  80% of the total goodwill
                                                  generated by the Company's
                                                  purchase of Data Measurement
                                                  Corporation, provided,
                                                  however, that the amount
                                                  subtracted pursuant to this
                                                  clause D shall not exceed a
                                                  total of $20,000,000,

                                                  plus
                                                  ----
                                              E.  (1) 100% of net proceeds
                                                  arising from the sale of
                                                  capital stock


                                    Actual        Required/Permitted

                                                  occurring after 3/5/95
                                                  $__________ , less (2) 100% of
                                                  the net purchase price paid by
                                                  the Company after 3/5/95 for
                                                  repurchases of capital stock
                                                  pursuant to stock option plans
                                                  $____________, except that if
                                                  the amount in (2) exceeds the
                                                  amount in (1) by more than
                                                  $5,000,000, then $5,000,000 is
                                                  subtracted from the sum of
                                                  clauses A, B, C and D and
                                                  provided, that the aggregate
                                                  amount subtracted from the sum
                                                  of clauses A, B, C and D for
                                                  any calendar year shall be
                                                  limited to $5,000,000
                                                  $________

                                                = A + B + C + D + E  =_________

                                      ii